UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 30, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Hanover Street, Palo Alto, CA		94304
(Address of Principal Executive Offices)		(Zip Code)

(560) 857-1501 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 30, 2015, the Board of Directors of Hewlett-Packard Company (“HP Co.”) approved the previously announced separation (the “Separation”) of HP Co.’s Enterprise Group, Enterprise Services, Software and Financial Services businesses through the distribution (the “Distribution”) of 100% of the outstanding common stock of Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) to HP Co. stockholders. To consummate the Separation, the HP Co. Board of Directors declared a pro rata dividend of Hewlett Packard Enterprise common stock, which is expected to be effective at 12:01 a.m. Eastern Time on November 1, 2015, to HP Co. stockholders of record as of the close of business on October 21, 2015 (the “Record Date”). Each HP Co. stockholder will receive one share of Hewlett Packard Enterprise common stock for every share of HP Co. common stock held as of the close of business on the Record Date. Stockholders will receive cash in lieu of fractional shares of Hewlett Packard Enterprise common stock. The Separation and the Distribution are subject to the satisfaction or waiver of certain conditions, as more fully described in Hewlett Packard Enterprise’s Registration Statement on Form 10 (File No. 001-37483), as amended.

Following the Separation, Hewlett Packard Enterprise will be an independent, publicly traded company.

The press release announcing certain details of the Separation and the Distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP Co. and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the separation of Hewlett Packard Enterprise from the rest of HP Co.; the expected timing of the completion of the Separation; the ability to complete the Separation considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the Separation may not be timely completed, if at all; that, prior to the completion of the Separation, HP Co.’s business may not perform as expected due to Separation-related uncertainty or other factors; that the parties are unable to successfully implement Separation strategies; and other risks that are described in HP Co.’s U.S. Securities and Exchange Commission (“SEC”) reports, including but not limited to the risks described in HP Co.’s Annual Report on Form 10-K for its fiscal year ended October 31, 2014, HP Co.’s Quarterly Reports on Form 10-Q for its fiscal quarters ended April 30, 2015 and July 31, 2015 and the “Risk Factors” section of the preliminary information statement included in the Registration Statement on Form 10 filed by Hewlett Packard Enterprise with the SEC. HP Co. and Hewlett Packard Enterprise assume no obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: October 1, 2015	By:	/S/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary